Exhibit 10.7
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLY AGREEMENT
This Supply and Service Agreement (the “Agreement”) is effective as of the date of last signature found below (the “Effective Date”) between Illumina Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Guardant Health. Inc., having a place of business at 2686 Middlefield Road, Suite E, Redwood City, CA 94063 (“Customer”). Customer and Illumina may be referred to herein as “Party” or “Parties.”

I.	DEFINITIONS
“Afflliate(s)” means with respect to a Party, any entity that directly or indirectly, controls, is controlled by or is under common control with such Party for so long as such control exists. For purposes of this definition, an entity has control of another entity if it has the direct or indirect ability or power to direct or cause the direction of management policies of such other entity or otherwise direct the affairs of such other entity, whether through ownership of the voting securities of such other entity, by contract or otherwise.
“Application Specific IP” means any and all Illumina Intellectual Property Rights to the extent pertaining to or covering aspects or features of the Supplied Product (or use thereof) only with regard to (i.e., that are particular to) specific field(s) of use or specific application(s). Application Specific IP excludes all Core IP. By way of non-limiting example, [***] are examples of Application Specific IP.
“Clinical Use” means testing of human samples and specimens with Customer’s own Laboratory Developed Tests in a clinical laboratory in the [***] field, specifically excluding [***].
“Collection Territory” means the country or countries from which sample and specimens may be collected for testing by Customer for Clinical Use[***].
“Consumable(s)” means reagents and consumable items that are offered for sale under, purchased under, supplied under or otherwise governed by the terms and conditions of this Agreement and that are intended by Illumina for use with, and are to be consumed through the use of, Hardware and Existing Hardware. The Consumables that may be purchased under this Agreement as of the Effective Date are set forth in Exhibit A, Part 2. Consumables are either TG Consumables or non-TG Consumables (including Temporary Consumables), or custom. All references in this Agreement to Consumables means both TG Consumables and Non-TG Consumables unless specified otherwise in this Agreement
“Core IP” means any and all Illumina Intellectual Property Rights to the extent pertaining to or covering [***]. To avoid any doubt, and without limitation, Core IP specifically excludes [***].
“Customer Use” means Clinical Use and Research Use.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Documentation” means Illumina’s user manual, package insert, and similar documentation, for the Supplied Product in effect on the date that the Supplied Product ships. Documentation may contain additional terms and conditions (which are hereby incorporated into this Agreement by reference) and may be provided (including by reference to a website) with the Supplied Product at the time of shipment or may be provided electronically by Illumina.
“Excluded Activities” means any and all uses of a Supplied Product that (A) is not in accordance with the Supplied Product’s Specifications or Documentation, (B) requires grants of rights or a license to Application Specific IP (C) is a reuse of a previously used Consumable except to the extent the Specifications or Documentation for the applicable Consumable expressly states otherwise, (D) is the disassembling, reverse-engineering, reverse-compiling, or reverse-assembling of the Supplied Product, (E) is the separation, extraction, or isolation of components of Consumables or other unauthorized analysis of the Consumables, (F) gains access to or determines the methods of operation of the Supplied Product, (G) is the use of third party On-Hardware Consumables with Hardware (unless the Specifications or Documentation state otherwise), (H) is the transfer to a third-party of, or sub-licensing of, Software or third-party software (including to an Affiliate of Customer), or (I) is the use of the Supplied Products in a facility not owned by, leased by, or otherwise under the contractual control of Customer.
“Existing Hardware” means those Illumina instruments, accessories or peripherals that Customer purchased from Illumina prior to the Effective Date. In the event of any conflict between the original supply terms for Existing Hardware and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall supersede and govern Customer’s use of the Existing Hardware, subject to Section 8.1 regarding warranty for Existing Hardware.
“Force Majeure” is defined in Section 13.8.
“Hardware” means instruments, accessories or peripherals that are offered for sale under, purchased under, supplied under or otherwise governed by the terms and conditions of this Agreement. The Hardware that may be purchased under this Agreement as of the Effective Date is set forth in Exhibit A, Part 1.
“Illumina Intellectual Property Rights” means any and all Intellectual Property Rights owned or controlled (including under license) by Illumina or Affiliates of Illumina as of the date the Supplied Product ships. Application Specific IP and Core IP are separate, non-overlapping, subsets within the Illumina Intellectual Property Rights.
“Intellectual Property Right(s)” means all rights in patent, copyrights (including rights in computer software), trade secrets, know-how, trademark, service mark and trade dress rights and other industrial or intellectual property rights under the laws of any jurisdiction whether registered or not and including all applications or rights to apply therefor and registrations thereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Laboratory Developed Test” means a test developed by Customer and performed by Customer in its own laboratory facility, which in the United States is regulated under the Clinical Laboratory Improvement Act (i.e., CLIA).
“Law” means all statutes, statutory instruments, regulations, ordinances, or legislation to which a Party is subject; common law and the law of equity as applicable to a Party, binding court orders, judgments or decrees; industry code of practice, guidance, policy or standards enforceable by law; and applicable, direction, policies, guidance, rules or orders made or given by a governmental or regulatory authority.
“On-Hardware Consumable” means a reagent or consumable that is used to perform a process on a sequencing or genotyping instrument in question. Non-limiting examples of On‑Hardware Consumables supplied under this Agreement are [***], which are used to perform processes on Hardware and Existing Hardware.
“Off-Hardware Consumable” means a reagent or consumable that is used to perform a process or step that is not performed on a sequencing or genotyping instrument in question. Non-limiting examples of Off-Hardware Consumables include [***], which are used to prepare a sample for subsequent processing on Hardware or Existing Hardware.
“[***]” means [***] and includes without limitation [***].
“Other IP” means any and all Intellectual Property Rights of third parties (excluding Illumina’s Affiliates) to the extent pertaining to or covering aspects or features of the Supplied Product (or use thereof) with regard to any specific field(s) of use or specific application(s). By way of non‑limiting example, [***] are examples of Other IP. Other IP excludes all Core IP and Application Specific IP.
“Purchase Order” means written purchase orders as defined in Section 6.1.
“Regulatory Approvals” means any and all regulatory approvals, licenses, and/or certifications necessary for Customer to use the Supplied Products as intended by Customer for Customer Use.
“Research Use” means internal research, which includes performance of research services provided to third-parties, specifically excluding any and all Excluded Activities. Research Use includes performance of clinical trials in cases where the data generated from use of the Supplied Products is not used to inform a treatment decision.
“Service Contract” is the written agreement that governs the provision of service and maintenance for Hardware Illumina.
“Software” means software (including without limitation Hardware operating software data analysis software) supplied under or otherwise governed by the terms and conditions of this Agreement regardless of whether it is embedded in or installed on Hardware or provided separately.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Specifications” means Illumina’s written or electronically published specifications for a Supplied Product in effect for that Supplied Product on the date that the Supplied Product ships.
“Supplied Product(s)” means the Consumables, Hardware, and or Software that are offered for sale under, purchased under, supplied under or otherwise acquired under and governed by the terms and conditions of this Agreement.
“Temporary Consumable” means Non-TG Consumables that Illumina has authorized (in writing, including in this Agreement) Customer to purchase under this Agreement and use for Clinical Use as well as Research Use.
“Term” means the term of this Agreement as defined in Section 12.1.
“Territory” means the country or countries in which Customer may use the Supplied Products. The Territory is the United States.
“TG Consumables” means those Consumables that are designated with the pre-fix “TG” in their catalogue number.

II.	GOVERNING TERMS; SUPPLIED PRODUCTS AND [***]
2.1    Exclusive Governing Terms. This Agreement (together with the applicable Documentation and Specifications) exclusively governs the ordering, purchase, supply, and use of Supplied Product, and its terms shall prevail and override any conflicting, amending and/or additional terms contained in any purchase orders, invoices or similar documents, which are hereby rejected and shall be null and void. Failure of Illumina or Customer to object to any such conflicting, amending and/or additional terms shall not constitute a waiver by Illumina or Customer, nor constitute acceptance by Illumina or Customer of such terms. All of Customer’s purchases of products from Illumina shall be made under this Agreement. Customer shall notify Illumina if it desires to purchase a product that is not listed on Exhibit A, and the Parties will negotiate an appropriate amendment to add the product(s) to Exhibit A. The conditions, requirements, exclusions and restrictions on Supplied Product use and other activities set forth in this Agreement are bargained for conditions of sale and, therefore, control the sale of such Supplied Products and the rights in and to Supplied Products conferred upon Customer at purchase. For the avoidance of doubt, this Agreement is personal to Customer and the rights and obligations regarding purchase and supply do not extend to Affiliates of Customer.
2.2    Supplied Products; [***].
a.    Supplied Products. The Supplied Products and any applicable Service Contracts along with [***] are set forth on Exhibit A. If [***] for a Supplied Product or Service Contract is not set forth in Exhibit A, the Parties will agree to [***]. [***] under this Agreement shall be [***].

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b.    Service Contract. If a Service Contract for Hardware is being provided hereunder, then Illumina’s standard terms and conditions for such Service Contract shall exclusively govern such Service contract. Customer agrees that all Service Contracts are both personal to Customer and facility specific: unless otherwise agreed in writing by Illumina, Service Contract cannot be transferred to a third party and may not be transferred to a new facility if the Hardware is relocated.

III.	USE RIGHTS FOR SUPPLIED PRODUCTS
3.1    Authorized Uses of Supplied Products.
a.    Research Use Rights. Subject to the terms and conditions of this Agreement, Customer’s purchase of each unit of Supplied Product under this Agreement confers upon Customer [***]. The Parties agree that the preceding sentence is designed to and does alter the effect of the exhaustion of patent rights that would otherwise result if the sale was made without restriction.
b.    Clinical Use Rights. Subject to the terms and conditions of this Agreement, Customer’s purchase of each unit of TG Consumable and Temporary Consumable under this Agreement confers upon Customer [***]. The Parties agree that the preceding sentence is designed to and does alter the effect of the exhaustion of patent rights that would otherwise result if the sale was made without restriction.
c.    Software. Subject to the terms and conditions of this Agreement Customer has the right to use Software solely in connection with Hardware, Existing Hardware and Consumables for (i) Research Use in Customer’s facility in the Territory, and (ii) for Clinical Use in Customer’s facility in the Territory, only on specimens collected from the Collection Territory, and in both of the preceding (i) and (ii) only in accordance with the use rights set forth in this Section 3.1 and any applicable end-user license agreement. All Software is licensed, not sold, to Customer, is non-transferable, non-sublicensable, and may be subject to additional terms set forth in the end user license agreement. With respect to Software, references in this Agreement to “purchase” or “sale” of Supplied Product (and similar grammatical variations) are understood to mean that Software is licensed under this Agreement and not sold.
d.    Existing Hardware. The rights conferred upon Customer with purchase of Consumables under this Agreement as set forth in Section 3.1(a) and (b) include the right for Customer to use Existing Hardware (and Software embedded or installed therein) with those Consumables to the same extent as Customer has the right to use Hardware and Software with Consumables purchased under this Agreement. With respect only to Customer Use rights set forth in Sections 3.2(a) and (b), including without limitation, the related requirements, restrictions, limitations, and exclusions set forth in this Agreement, reference to Hardware is understood to include Existing Hardware, even if not expressly stated.

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3.2    Limitations on Customer Use; Excluded Activities.
a.    Certain Limitations on Use. Customer agrees that (i) it will not use a Supplied Product for or in any Excluded Activity, (ii) it will not transfer to a third-party, or grant a sublicense to, any Software or any third-party software, (iii) it will use the Supplied Products only within the scope of the Illumina Intellectual Property Rights and permitted field of use within Customer Use expressly conferred upon Customer with purchase of each unit of Supplied Product in accordance with Section 3.1 (Authorized Uses of Supplied Products).
b.    Consumables; On-Instrument Consumables; Off-Instrument Consumables. Consumables and Hardware were specifically designed and manufactured to operate together. Customer acknowledges and agrees that (i) with respect to On-Hardware Consumables used with Hardware and Software, it will only use Consumables, (ii) with respect to Clinical Use the only On‑Hardware Consumables it will use with Hardware and Software are EG Consumables or Temporary Consumables, (iii) it will use Non-TG Consumables only for Research Use (except to the extent applicable to Temporary Consumables), (iv) Customer is not granted any right under this Agreement to manufacture, or have manufactured, any reagent, Consumable or substitute therefor, even for use in place of an On-Hardware Consumable, even for its own use, and (v) Customer is not granted any right under this Agreement to perform any direct-to-consumer activity, or to market or place on the market, distribute, offer to sell or sell any kit or product, including an in-vitro diagnostic kit.
c.    Illumina Proprietary Information. Customer acknowledges that the contents of and methods of operation of the Supplied Products are proprietary to Illumina and/or its Affiliates and contain or embody trade secrets of Illumina and/or its Affiliates. With respect to [***] that are included in Supplied Products, Customer agrees that it shall only use the same with the Supplied Products.
d.    Documentation. Customer agrees that it will not alter, modify, copy or remove the Documentation from Customer’s facility unless expressly permitted to do so in the Documentation or in this Agreement. Permitted copies of the Documentation shall include Illumina’s copyright and other proprietary notices.

IV.	INTELLECTUAL PROPERTY RIGHTS
4.1    Core IP and Application Specific IP. Customer’s purchase of Supplied Products under this Agreement confers upon Customer, on a unit by unit basis, only the use rights under Core IP set forth in Section 3.1(a) and (b) and no rights under Application Specific IP. As of the Effective Date, Customer has determined that its intended use of Supplied Product does not require rights under Application Specific IP. If Customer requires rights under Application Specific IP (whether the requirement is determined by Customer or Illumina), then it will obtain the required rights from Illumina or Customer will discontinue use of Supplied Products in a manner that requires rights to Application Specific IP. Illumina will [***] Customer’s request to obtain rights under Application Specific IP. Any future grant by Illumina to Customer of rights to Application Specific IP will be [***], and will be granted, [***], under a separate written agreement.

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4.2    Other IP. Customer’s intended use of the Supplied Products may require that it obtain license or other rights to third party Intellectual Property Rights, including Other IP, to use Supplied Products for any and all applications within Customer Use without infringement or misuse of such third party Intellectual Property Rights. It is Customer’s responsibility to ensure that it has or obtains rights to all third-party Intellectual Property Rights that are required for Customer to use the Supplied Products for Customer Use without infringement or misuse of such third‑party Intellectual Property Rights, subject to the limited obligation of Illumina to indemnify Customer for infringement of certain third-party Intellectual Property Rights as expressly set forth in Section 11.1.
4.3    All Rights Reserved.
a.    The rights conferred upon Customer under this Agreement are limited to those use right (field of use under the stated Illumina Intellectual Property Rights) expressly conferred upon Customer upon purchase of each unit of Supplied Products under this Agreement, as expressly stated in Section 3.1 (Authorized Uses of Supplied Products), and Customer agrees that any use of Supplied Products outside the scope of such use rights is a prohibited and unauthorized use. All prohibited and unauthorized uses are expressly excluded from Customer Use. Illumina, on behalf of itself and its Affiliates (and their respective successors and assigns), retains all and does not waive the right to enforce Illumina Intellectual Property Rights and bring suit or proceedings against any person or entity, including Customer (and its Affiliates, and their respective successors and assigns), with respect to any and all prohibited or unauthorized uses of Supplied Product or Existing Hardware. Customer agrees that actual knowledge by Illumina, Illumina’s Affiliates, or their respective directors, officers, employees, or agents that Customer is using Supplied Product in any unauthorised or unpermitted manner, does not (i) waive or otherwise limit any rights under this Agreement or at Law that Illumina, Illumina’s Affiliates or their respective successors and assigns, have to address the unauthorized oi unpermitted use, or (ii) grant Customer a license or other right to any Illumina Intellectual Property Right, whether by implication, estoppel, or otherwise.
b.    Except as expressly stated in Section 3.1 (Authorized Uses of Supplied Products), no sublicense or other right or license under any Illumina Intellectual Property Rights is or are granted, expressly, by implication, by estoppel or otherwise, under this Agreement. Supplied Products and Existing Hardware may be covered by one or more patents in the territory. Illumina does not represent, warrant, covenant or undertake that use of Supplied Product for any or all applications within Customer Use will not infringe or be a misuse of Application Specific IP or third party Intellectual Property Rights, including Other IP, and expressly disclaims and excludes any statement or implication otherwise, to the maximum extent permitted by law. Notwithstanding anything in this Agreement to the contrary, Customer assumes all risk associated with not obtaining any required rights to Other IP or Application Specific IP.

V.	REGULATORY
5.1    Research Supplied Products. The Supplied Products are labelled for Research Use Only. Customer acknowledges that, unless expressly stated otherwise in writing by Illumina, no

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Supplied Product has been subjected to any conformity assessment or other regulatory review or certified, approved or cleared by any regulatory entity or conformity assessment body, whether foreign or domestic (including without limitation the United States Food and Drug Administration), or otherwise reviewed, cleared or approved under any Law for any purpose, whether research, commercial, diagnostic or otherwise. Purchaser agrees to comply with all applicable laws and regulations when using, maintaining, and disposing of Supplied Product. In the event any Supplied Product added to this Agreement after the Effective Date has been certified, approved or cleared by a regulatory agency, including without limitation the FDA, then it may be subject to additional terms and conditions of sale and this Agreement will be amended as may be necessary.
5.2    Regulatory Approvals. Customer and not Illumina, is responsible for obtaining any and all Regulatory Approval. Customer agrees to promptly disclose to Illumina any communication that it receives from a government body, agency or other regulatory or accrediting body directly pertaining to the Supplied Products or to Customer’s use of the Supplied Products. Any such communication is the Confidential information of Customer and any use or disclosure of such communication by Illumina is subject to the restrictions on the use and disclosure of Confidential Information set forth in Section 9.1, provided that, Illumina may use such information as it deems reasonably necessary to ensure its compliance with Law.
5.3    Regulatory Appropriate Product. If [***] that it is proper from a regulatory standpoint to discontinue sale of any Supplied Product to Customer for an application within Customer Use and Illumina makes available for purchase by Customer a product or combination of products that has a relevant regulatory status more appropriate for such application within Customer Use then Customer will transition to the use of that product or combination of products and cease using the applicable Supplied Product for that application within Customer Use within [***] after that product or combination of products is available for purchase by Customer (unless a shorter time period for transition is required by Law, in which case, within that shorter time period). In such event, the Parties will work together in good faith to coordinate such transition and, if necessary modify other terms and conditions of this Agreement.
5.4    Quality Audits. Illumina agrees to allow Customer to audit Illumina operations that pertain to TG Consumables, upon [***] prior written notice, during normal business hours, no more often than [***], and at Customer’s sole expense, only to the extent necessary to satisfy Customer’s obligations under applicable Law. The locations, times, dates, scope, and objective for such audits will be mutually agreed upon in writing between the Parties prior to conducting the audit. Customer shall comply with all Illumina’s reasonable directions and the terms of Article 9 (Confidential Information) when conducting the audit. If requested by Illumina, Customer shall procure that any person conducting the audit sign Illumina’s confidentiality agreement prior to conducting such audit.

VI.	PURCHASING; PAYMENT; DELIVERY
6.1    Purchase Orders; Acceptance; Cancellation. Customer shall order Supplied Product using written purchase orders (“Purchase Order(s)”) submitted under and in accordance with

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this Agreement. Purchase Orders shall state, at a minimum, the Illumina catalogue number, the Illumina provided quote number (or other reference provided by Illumina), the quantity ordered, price, requested delivery date, end address for delivery, and shall reference this Agreement. All Purchase Orders shall be sent to the attention of Illumina Customer Solutions or to any other person or department designated by Illumina in writing. Acceptance of a Purchase Order occurs when Illumina provides Customer a sales order confirmation. Purchase Orders submitted m accordance with this Agreement will not be unreasonably rejected by Illumina. Except as expressly stated in Section 7.4 (Payment Instead of Taking TG Consumables), all Purchase Orders accepted by Illumina are non-cancelable by Customer and may not be modified without the prior written consent of Illumina.
6.2    Invoices; Payment; Taxes.
a.    Invoices and Payment. Illumina shall issue invoices upon shipment of Supplied Products or upon provision of Service Contracts, as applicable. Invoices shall be sent to Customer’s accounts payable department, or any other address designated by Customer in writing. All invoices are payable as of the date of invoice any payments by Customer on such invoices are due within [***] after the date of the invoice. Without limiting any remedies available to Illumina, any amounts not paid when due under this Agreement will accrue interest at the rate of [***]% per month, or the maximum amount allowed by Law, if lower. In the event of nonpayment, Illumina shall have the right to take any action allowed in Law in addition to any rights or remedies under this Agreement, including without limitation, [***] until all payments are made current. Customer shall pay for all costs (including reasonable attorneys and other legal fees and fees of collection agencies) incurred by Illumina in connection with the collection of late payments. Each Purchase Order is a separate, independent transaction under this Agreement, and all amounts due under any other Purchase Order or other transactions with Illumina shall be paid by the Customer in full without any set-off, counterclaim, deduction or withholding. Customer agrees, to pay for Supplied Products supplied, and for Services provided, hereunder in accordance with the terms and conditions, of this Agreement.
b.    Taxes. All prices and other amounts payable to Illumina hereunder are exclusive of and are payable without withholding or deduction for taxes, GST, VAT, customs duties, tariffs, charges or otherwise as required by Law from time to time upon the sale of the Supplied Product or provision of Services, all of which will be added to the purchase price or subsequently invoiced to the Customer to gross up any payment in respect of which withholding or deduction is required to be made.
6.3    Shipping Terms; Title and Risk of Loss; Ship Date Changes.
a.    Shipping; Title, Risk of Loss. Unless otherwise agreed upon in writing, all shipments are made DAP (Incoterms 2010) at Customer’s address on the Purchase Order and Customer is responsible for freight and insurance which will be added to the invoice and paid by Customer. In all cases, title (except for Software and third-party software) and risk of loss transfers to Customer when Supplied Product is made available at such address.

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b.    Ship Date Changes. The latest ship date allowed for any Supplied Product under a Purchase Order is the date that is [***] after the date the Purchase Order was received by Illumina. Subject to the terms and conditions of this Agreement, Illumina will use reasonable efforts, but makes no guarantee and does not undertake that it will be able, to accommodate Customer requests to bring forward the ship dates for Supplied Products on a Purchase Order.

VII.	TG CONSUMABLES – ADDITIONAL TERMS AMD CONDITIONS
7.1    Expiry Date: Single Lot Shipments/ Kit Lot Testing for TG Consumables.
a.    Expiry Date for TG Consumables. Illumina shall [***] to ensure that TG Consumables shall have an expiry date that is no less than [***] at the time of shipment. Expiry date will be pre-printed on the TG Consumable packaging.
b.    Single Lot Shipments. Illumina shall use [***] to ensure each shipment of a given TG Consumable supplied under this Agreement includes only such TG Consumable manufactured from the same lot.
c.    Kit Lot Testing. Illumina shall use [***] to test each component reagent that comprises a given TG Consumable supplied under this Agreement, together with the other component reagents of that TG Consumable to ensure their functionality [***].
d.    Certificates of Analysis. Illumina shall, provide a Certificate of Analysis for each lot of TG Consumables sold to Customer under this Agreement. In testing TG Consumables, Illumina will provide testing information that Illumina deems appropriate to report quality of each lot of TG Consumables.
7.2    TG Consumable Lead Time. Subject to the terms and conditions of this Agreement a Purchase Order for TG Consumables is submitted (a) by the [***], the first shipment of TG Consumables on the Purchase Order will be no earlier than [***] from the date the Purchase Order is accepted by Illumina and (b) after the [***], the first shipment of TG Consumables on the Purchase Order will be no later than [***] from the date the Purchase Order is accepted by Illumina.
7.3    Forecasts for TG Consumables. Customer shall, no later than the [***], provide a written non-binding forecast detailing the estimated quantity of TG Consumables, on a TG Consumable-by-TG Consumable basis, that Customer requires during the following [***].
7.4    Payment Instead of Taking TG Consumable. The type and quantity of TG Consumables required by Customer on a Purchase Order are manufactured by Illumina only after receipt of Customer’s Purchase Order for those TG Consumables. Except with respect to the Initial Purchase Order (if applicable), which may not be cancelled, and except as stated in Section 7.5, subpart (ii), Customer may cancel all or part of a Purchase Order for TG Consumables under this Agreement, provided that Illumina reserves the right to charge Customer up to [***]% of the purchase price of the canceled TG Consumables, and Customer agrees to

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make payment on any and all invoices provided by Illumina for such charges in accordance with this Agreement.
7.5    Temporary Consumables. Subject to the terms and conditions of this Agreement, if Non‑TG Consumables are supplied under this Agreement as Temporary Consumables, then those Non-TG Consumables shall, solely for the purposes of Clinical Uses be considered to have the same Clinical Use rights as TG Consumables. With respect to Non-TG consumables for which Illumina does not have a corresponding TG version (“TG Version”) generally available for purchase during the Term, at such time as Illumina does have a TG version generally available for purchase. Illumina will give Customer notice of the availability of that TG Version and at that time it shall automatically be added to Exhibit A of this Agreement and available for purchase by Customer. Notice may be by way of inclusion of the TG Version on a quote. Customer agrees that (i) within [***] of the date of such notice Customer will cease using the applicable Non-TG Consumables as Temporary Consumables for Clinical Use, (ii) it will promptly modify or cancel existing open Purchase Orders (without being subject to the charge set forth in Section 7.4) as needed so as to ensure that Customer will no longer receive the applicable Non-TG Consumables as Temporary Consumables after this date that is [***] after the date of the notice unless Customer will use such Non-TG Consumables only for Research Use and (iii) Customer will not place additional Purchase Orders for the applicable Non‑TG Consumables, as Temporary Consumables for Clinical Use after receipt of such notice.
7.6    Discontinuation/Changes to Certain Supplied Products.
a.    TG Consumables.
(i)    TG Consumables will not be manufactured in their current configurations indefinitely as a result of product life cycle or other business considerations. Accordingly, a given TG Consumable may be phased out of production and no longer available and/or there may be a new, reconfigured, or repackaged version of a TG Consumable that embodies a material change to form, fit or function of such TG Consumable (such discontinued or materially changed TG Consumable is referred to as a “Discontinued Consumable”). Any product or combination of products that is attended by Illumina to replace such Discontinued Consumable snail be referred to as a “Substitute Consumable.” In some instances a Substitute Consumable may differ from the Discontinued Consumable through changes in one or more components that comprised the Discontinued Consumable (“Changed Components”). In other instances the Substitute Consumable may represent a complete change from the Discontinued Consumable (“Complete Change”).
(ii)    In the case of a Discontinued Consumable that will have Changed Components, Illumina will use [***] to make the Changed Components and instructions on how to modify the Discontinued Consumable in order to use the Changed Components available as soon as practical, but no later than [***] prior to the date that the Discontinued Consumable will no longer be available for purchase. Illumina will provide a reasonable quantity of Changed Components free of charge to facilitate Customer’s validation efforts in support of the change.

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(iii)    In the case of a Discontinued Consumable that will have a Complete Change, Illumina will use [***] to make the Substitute Consumable available for purchase by Customer as soon as practical, but no later than [***] prior to the date that the Discontinued Consumable will no longer be available for purchase. Illumina will provide a [***] quantity of Substitute Consumable free of charge to facilitate Customer’s validation efforts in support of the change.
(iv)    Once a Discontinued Consumable is no longer available for purchase (either in the instance of a Complete Change or Changed Component), Illumina will give Customer written notice (which may be by way of quote) and the Substitute Consumable will automatically be added to this Agreement as a Consumable and the Discontinued Consumable will be removed. The price for a Substitute Consumable will be Illumina’s published list price for the Substitute Consumable. Use of Substitute Consumables shall be subject to the terms and conditions of this Agreement.
b.    Other Supplied Products. Not applicable.
7.7    TG Consumable Ship Schedule. Each Purchase Order for TG Consumables must include a ship schedule, to be agreed to between Illumina and Customer prior to Illumina accepting that Purchase Order, that details the quantity of and type of TG Consumables (on a TG Consumable-by-TG Consumable basis) that Customer requires to be delivered in each calendar month that is covered by the Purchase Order.

VIII.	WARRANTY
8.1    Warranty for Supplied Products. All warranties are personal to Customer and may not be transferred or assigned to a third party, including an Affiliate of Customer. All warranties for Hardware are facility specific and do not transfer and are void if the Hardware is used at or moved to another facility, including moved to, between, or among facilities of Customer, unless Illumina conducts such move. All warranties tor Consumables are facility specific and cannot be reshipped, including re-shipments between or among facilities of Customer. The warranties set forth in this Agreement only apply to units of Supplied Products purchased under this Agreement. Warranty for Existing Hardware is as stated in the original terms of sale.
a.    Warranty for Consumables. Illumina warrants, except as expressly stated otherwise in this Agreement that Consumables other than custom Consumables, will conform to their Specifications until the later of (i) for TG Consumables, [***] from the date of shipment from Illumina and for non-TG Consumables, [***] from the date of shipment from Illumina and (ii) [***], but in no event later than [***] firm the date of shipment. With respect to custom Consumables (i.e., Consumables, made by Illumina to specifications or designs provided to Illumina by or on behalf of Customer) Illumina only warrants that the custom Consumables will be made and tested in accordance with Illumina’s standard manufacturing and quality control processes. Illumina makes no warranty that custom Consumables will work as intended by Customer or for Customer’s intended uses

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b.    Warranty for Hardware. Illumina warrant that Hardware, other than Upgraded Components will conform to its Specifications for a period of [***] after its shipment date from Illumina unless the Hardware includes Illumina-provided installation, in which case the warranty period begins on the date of installation or [***] after the date the Illumina Hardware was delivered, whichever occurs first (“Base Hardware Warranty”). “Upgraded Components” means Illumina-provided component, modifications, or enhancements to Hardware that was acquired by Customer prior to the date Illumina provides these Upgraded Components. Illumina warrants that Upgraded Components will conform to their Specifications for the longer of the Base Hardware Warranty or a period of [***] from the date the Upgraded Components are installed. Upgraded Components do not extend the Base Hardware Warranty.
8.2    Exclusions from Warranty Coverage. The foregoing warranties in Section 8.1 shall not apply to the extent a non-conformance is due to (a) abuse, misuse, neglect, negligence, accident, improper storage, or use contrary to the Documentation (misuse includes use of a Consumable more than one time), (b) improper handling, installation, maintenance, or repair (other than by Illumina personnel) (c) unauthorized alteration, (d) an event of Force Majeure, or (e) use with a third party’s goods not provided by Illumina (unless the applicable Documentation or Specifications expressly state such third party’s goods is for use with it).
8.3    Sole Remedy. The following states Customer’s sole remedy and Illumina’s sole obligations under the foregoing warranties.
a.    Consumables. Illumina will repair or replace the non-conforming Consumable in its sole discretion. Repaired or replaced Non-TG Consumables come with a warranty of [***] after delivery of the repaired or replaced Consumable. Repaired or replaced TG Consumables come with a warranty that is the longer of [***] or [***]. In no event will the warranty for repaired or replaced Consumables be later than [***] from the date of shipment. With respect to replaced TG Consumables, Illumina will use commercially reasonable efforts to provide replacement TG Consumables in a Customer’s scheduled shipment where single lot per shipment can be maintained.
b.    Hardware. Illumina will repair or replace the non-conforming Hardware in its sole discretion. Hardware may be repaired or replaced with functionally equivalent, reconditioned, like new fully refurbished or new Hardware or components (if only a component of Hardware is non-conforming), provided that non-conforming Hardware that is less than [***] into the warranty period will be replaced with new Hardware. If the Hardware is replaced in its entirety, or if only a component is/are being repaired or replaced, the warranty period for the replacement Hardware is the longer of [***] or [***]. Replaced or repaired component do not extend the original Hardware warranty period.
8.4    Procedure. In order to be eligible for repair or replacement under this warranty Customer must (a) promptly contact Illumina’s customer support department to report the non‑conformance, (b) cooperate with Illumina in the diagnosis of the non-conformance, and (c) return the Supplied Product, transportation charges paid by Illumina, to Illumina following

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Illumina’s instructions or if agreed by Illumina, grant Illumina’s authorized repair personnel access to this Supplied Product in order to confirm the non-conformance and make repairs.
8.5    Third-Party Goods. Illumina has no warranty obligations with respect to any goods or software originating from a third party, including without limitation, any such good or software supplied to Customer under this Agreement. Third-party goods or software are those that are labeled or branded with a third party’s name. The warranty for third-party goods or software, if any, is provided by the original manufacture. Illumina will cooperate with Customer in filing any warranty claims with such third parties.
8.6    Limited Warranties. TO THE EXTENT PERMITTED BY LAW AND EXCEPT FOR THE EXPRESS LIMITED WARRANTIES FOR SUPPLIED PRODUCTS SET FORTH IN SECTION 8.1 AND 8.3 OH THUS AGREEMENT, ILLUMINA MAKES NO (AND EXPRESSLY DISCLAIMS ALL) WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE SUPPLIED PRODUCTS OF ANY SERVICES PROVIDED IN CONNECTION WITH THIS AGREEMENT INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CARE AND SKILL, NONINFRINGFMENT, OR ARISING FROM COURSE OF PERFORMANCE DEALING, USAGE OR TRADE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING. ILLUMINA MAKES NO CLAIM, REPRESENTATION, OR WARRANTY OF ANY KIND AS TO UTILITY OF THE SUPPLIED PRODUCTS FOR CUSTOMER’S INTENDED USES.

IX.	CONFIDENTIAL INFORMATION
9.1    Confidential Information; Confidentiality. The Parties acknowledge that a Party (the “Recipient Party”) may have access to confidential or proprietary information (“Confidential Information”) of the other Party (the “Disclosing Party”) in connection with this Agreement. In order to be protected as Confidential Information, information must be disclosed with a confidential or other similar propriety legend and in the case of orally or visually disclosed information, the Disclosing Party shall notify the Recipient Party of its confidential nature at the time of disclosure and provide a written summary that is marked with a confidential or other similar proprietary legend to the Recipient Party within [***] (email acceptable). Confidential Information may include, but shall not be limited to, inventions, designs, formulas, algorithms, trade secrets, know-how, customer lists, cost and pricing information, business and marketing plans, and other business, regulatory, manufacturing and financial information. This Agreement, including its terms, including pricing, is Confidential Information. During the Term of this Agreement and for a period of [***] thereafter, the Recipient Party shall hold the Disclosing Party’s Confidential Information in confidence using at least the degree of care that is used by the Recipient Party with respect to its own Confidential Information, but no less than reasonable care. The Recipient Party shall disclose the Confidential Information of the Disclosing Party solely on a need to know basis to its employees, contractors, officers, directors, representatives, and those of its Affiliates, under written confidentiality and restricted use terms or undertakings consistent with this Agreement. The Recipient Party shall not use the Disclosing Party’s Confidential Information for any purpose other than exercising its right and fulfilling its

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obligations under this Agreement. The Confidential Information shall at all times remain the property of the Disclosing Party. The Recipient Party shall, upon written request of the Disclosing Party, return to the Disclosing Party or destroy the Confidential Information of the Disclosing Party. Notwithstanding the foregoing, the Recipient Party may maintain one copy of the Disclosing Party’s Confidential Information to be retained by the Recipient Party’s Legal Department for archival purposes only.
9.2    Exception. Notwithstanding any provision contained in this Agreement to the contrary, neither Party shall be required to maintain in confidence or be restricted in its use of any of the following: (a) information that, at the time of disclosure to the Recipient Party, is in the public domain through no breach of this Agreement or breach of another obligation of confidentiality owed to the Disclosing Party or its Affiliates by the Receding Party, (b) information that, after disclosure hereunder, becomes part of the public domain by publication or otherwise, except by breach of this Agreement or breach of another obligation of confidentiality owed to the Disclosing Party or its Affiliate by the Receiving Party; (c) information that was in the Recipient Party’s or its Affiliate’s possession at the time of disclosure hereunder by the Disclosing Party unless subject to an obligation of confidentiality or restricted use owed to the Disclosing Party or its Affiliate; (d) information that is independently developed by or for the Recipient Party or its Affiliates without use of or reliance on Confidential Information of the Disclosing Party, or (e) information that the Recipient Party receives from a third party where such third party was under no obligation of confidentiality to the Disclosing Party or its Affiliate with respect to such information.
9.3    Disclosures Required by Law. The Recipient Party may disclose Confidential Information of the Disclosing Party as required by court order, operation of law, or government regulation, including in connection with submissions to regulatory authorities with respect to the Supplied Products; provided that, the Recipient Party promptly notifies the Disclosing Party of the specifics of such requirement prior to the actual disclosure, or promptly thereafter if prior disclosure is impractical under the circumstances, uses diligent and reasonable efforts to limit the scope of such disclosure or obtain confidential treatment of the Confidential Information if available, and allows the Disclosing Party to participate in the process undertaken to protect the confidentiality of the Disclosing Party’s Confidential Information including, without limitation, cooperating with the Disclosing Party in its efforts to permit the Receiving Party to comply with the requirements of such order, law, or regulation in a manner that discloses the least amount necessary, if any, of the Confidential Information of the Disclosing Party.
9.4    Injunctive Relief. Each Party acknowledges that any use or disclosure of the other Party’s Confidential Information other than in accordance with this Agreement may cause irreparable damage to the other Party. Therefore, in the event of any such use or disclosure or threatened use or threatened disclosure of the Confidential Information of either Party hereto, the non-breaching Party shall be entitled, in addition to all other rights and remedies available at Law, to seek injunctive relief against the breach or threatened breach of any obligations under this Article IX.

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9.5    Disclosure of Agreement. Except as expressly provided otherwise in this Agreement, neither Party may disclose this Agreement, the terms and conditions of this Agreement, including any financial terms thereof, and the subject matter of this Agreement to any third party without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding anything in this Agreement to the contrary, Customer acknowledges and agrees that Illumina and its Affiliates, as healthcare companies, may, if required by applicable Law, disclose this Agreement, its terms, its subject matter, including financial terms (including without limitation Illumina’s compliance with Sunshine Act).

X.	LIMITATIONS OF LIABILITY; DISCLAIMERS; REPRESENTATIONS
10.1    Limitation of Liability.
a.    EXCEPT WITH RESPECT TO LIABILITY ARISING FROM (1) INDEMNIFICATION OBLIGATIONS UNDER ARTICLE XI, (2) BREACH OF ARTICLE IX (CONFIDENTIAL INFORMATION, OR (3) INTENTIONAL BREACH OR MISCONDUCT UNDER THIS AGREEMENT, BUT OTHERWISE TO THE EXTENT PERMITTED BY LAW, IN NO EVENT SHALL ILLUMINA OR ITS AFFILIATES BE LIABLE TO CUSTOMER, NOR SHALL CUSTOMER OR ITS AFFILIATES BE LIABLE TO ILLUMINA, FOR COSTS OF PROCUREMENT OF SUBSTITUTE SUPPLIED PRODUCTS OR SERVICES, LOST PROFITS, DATA OR BUSINESS, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE SALE OF ANY SUPPLIED PRODUCT TO CUSTOMER, USE OR ANY SUPPLIED PRODUCT BY CUSTOMER, ILLUMINA’S PERFORMANCE HEREUNDER OR ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, HOWEVER ARISING OR CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, MISREPRESENTATION, BREACH OF STATUTORY DU FY OR OTHERWISE).
b.    EXCEPT WITH RESPECT TO LIABILITY ARISING FROM (1) ILLUMINA’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE XI, (2) BREACH BY ILLUMINA OF ARTICLE IX (CONFIDENTIAL INFORMATION), OR (3) ILLUMINA’S INTENTIONAL BREACH OR MISCONDUCT UNDER THIS AGREEMENT, BUT OTHERWISE TO THE EXTENT PERMITTED BY LAW, ILLUMINA’S TOTAL AND CUMULATIVE LIABILITY TO CUSTOMER ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, MISREPRESENTATION, BREACH OF STATUTORY DUTY OR OTHERWISE SHALL IN NO EVENT EXCEED [***].
c.    EXCEPT WITH RESPECT TO LIABILITY ARISING FROM (1) CUSTOMER’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE XI, (2) CUSTOMER’S BREACH OF ARTICLE IX (CONFIDENTIAL INFORMATION), (3) CUSTOMER’S INTENTIONAL BREACH OR MISCONDUCT UNDER THIS AGREEMENT AND (4) CUSTOMER’S PAYMENT OBLIGATIONS UNDER THIS AGREEMENT, BUT

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OTHERWISE TO THE EXTENT PERMITTED BY LAW, CUSTOMER’S TOTAL AND CUMULATIVE LIABILITY TO ILLUMINA ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, MISREPRESENTATION. BREACH OF STATUTORY DUTY OR OTHERWISE SHALL IN NO EVENT EXCEED [***].
d.    THE LIMITATION OF LIABILITY IN THIS SECTION SHALL APPLY EVEN IF ILLUMINA OR ITS AFFILIATES OR CUSTOMER AND ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LIABILITY, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, INCLUDING WITHOUT LIMITATION, IN THIS ARTICLE X, THIS AGREEMENT DOES NOT LIMIT LIABILITY OF CUSTOMER OR ITS AFFILIATES FOR ANY INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, INCLUDING WITHOUT LIMITATION, APPLICATION SPECIFIC IP.
10.2    Customer Representations and Warranties. Customer represents and warrants and covenants that (a) it owns, leases, or otherwise contractually controls the facilities in which Supplied Products will be used for Customer Use; (b) it has the right and authority to enter into this Agreement without violating the terms of any other agreement; (c) it has all rights and licenses necessary to purchase and use the Supplied Products for Customer Use; and (d) the person(s) signing this Agreement on its behalf has the right and authority to bind Customer to the terms and conditions of this Agreement.
10.3    Customer Agreements. Customer is not an authorized dealer, representative, reseller, or distributor of any of Illumina, or its Affiliate’s, products, or service. Customer (a) is not purchasing the Supplied Product on behalf of a third party, (b) is not purchasing the Supplied Product in order to resell or distribute the Supplied Product to a third party, (c) is not purchasing the Supplied Product in order to export the Supplied Product from the country in which Illumina shipped the Supplied Product pursuant to the ship-to address designated by Illumina at the time of ordering, and (d) will not export the Supplied Product out of such country in (c).

XI.	INDEMNIFICATION; INSURANCE
11.1    Indemnity.
a.    Indemnification by Illumina for infringement. Subject to the terms and conditions of this Agreement, including without limitation, the Exclusions to Illumina Indemnification Obligation (Section 11.1(b) below), Indemnification by Customer (Section 11.1(c) below), Conditions of Indemnification Obligation (Section 11.1(d) below), and Customer’s obligations pertaining to other IP pursuant to Article IV,
(i)    Illumina shall defend, indemnify and hold harmless Customer and its officers, directors, representatives and employees (Customer and each of the foregoing a “Customer Indemnitee”) against any claim or action brought by a third-party;

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(A)    alleging infringement of the valid and enforceable Intellectual Property Rights of a third party that pertain to or cover aspects or features of the Supplied Product(s) (or use thereof) without regard to (i.e., that is not particular to) any specific field(s) of use or specific application(s), as a result of use of the Supplied Product in the Territory for Research Use, in accordance with all the terms and conditions of this Agreement.
(B)    alleging infringement of the valid and enforceable Intellectual Property Rights of a third party that pertain to or cover aspects or features of the Supplied Product(s) (or use thereof) without regard to (i.e., that is not particular to) any specific field(s) of use or specific application(s), as a result of use of the Hardware, Software, TG Consumables, and Temporary Consumables when used in the territory for Clinical Use, with specimens from the Collection Territory, in accordance with all the terms and conditions of this Agreement,
(the infringement claims in (A) and (B) are collectively and individually an “Illumina Infringement Claim”), and
(ii)    Illumina shall pay all settlements entered into, and all final judgment and costs (including reasonable attorneys’ fees) awarded against such Customer Indemnitee in connection with such Illumina Infringement Claim.
The foregoing obligation to indemnify, defend and hold harmless shall not be applicable for any claim or action brought by a third party who is or was an Affiliate of Customer.
If the Supplied Projects or any part thereof become, or in Illumina’s opinion may become the subject of an infringement claim or action against Illumina (including its Affiliates) or Customer and or any other Customer Indemnitee, Illumina has the right, at its option, to (A) procure for Customer the right to continue using such Supplied Products, (B) modify or replace such Supplied Products with substantially equivalent non-infringing substitutes, or (C) require the return of such Supplied Products that are or may become the subject of an infringement claim or action and terminate the rights, license, and any other permissions given hereunder with respect thereto, no longer be obligated to supply such Supplied Products hereunder, and refund to Customer the depreciated value (as shown in Customer’s official records) of the returned Supplied Product at the time of such required return, provided that, no refund will be given for used-up or expired Consumables. This Section states the entire liability of Illumina for any allegation of Customer infringement of third party intellectual Property Rights, as well as Illumina’s entire obligation under this Agreement to indemnify, defend and hold harmless the Customer and other Customer Indemnitees.
b.    Exclusions to Illumina Indemnification Obligation. Illumina shall have no obligation under Section 11.1(a), (or any obligation under this Agreement), to defend, indemnify or hold harmless any Customer Indemnitee or pay any settlements, final judgment or costs with respect to any Illumina Infringement Claim to the extent such Illumina Infringement is or arises from: (i) the use of the Supplied Product in any unauthorized or unpermitted manner or for any

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purpose outside the scope of the rights, license(s) or permissions (including scope of field of use or Intellectual Property Rights) conferred by Illumina upon Customer with respect to purchase of each unit of the Supplied Products in accordance with Section 3.1 (Authorized Uses of Supplied Product), (ii) the use of the Supplied Products in any manner or for any purpose not in accordance with or described in the Specifications or Documentation, (iii) the use of the Supplied Products in combination with any other products, materials, or services not supplied by Illumina, (iv) the use of the Supplied Products to perform any assay, method or other process not supplied by Illumina, including without limitation, tests (or parts thereof) developed by Customer or performed by Customer, (v) Illumina’s compliance with specifications or instructions for Supplied Products furnished to Illumina by Customer or by a third party on behalf of Customer (e.g., custom goods), (vi) the use of the Supplied Products in any manner or for any purpose that requires rights to Other IP or Application Specific IP to avoid infringing any such rights, or (vii) Customer’s breach of any term, including breach of a representation or warranty or condition, made hereunder or included in this Agreement, wherein any use specified in (i), (ii), (iii), (iv) or (vi) is a use performed by Customer, its Affiliate, or a party to whom Customer or its Affiliate transfers Supplied Product (regardless of whether any such use or transfer is permitted under this Agreement) (each of (i) – (vii) is referred to as an “Excluded Claim”).
c.    Indemnification by Customer. Customer shall defend, indemnify and hold harmless Illumina, its Affiliates, their licensors, and collaborators and development partners that contributed to the development of the Supplied Products, and their respective officers, directors, representatives, employees, successors and assigns (Illumina and each of the foregoing an “Illumina Indemnitee(s)”), against any and all claims liabilities, damages, fines, penalties, causes of action, and losses of any and every kind (“Claim”), including without limitation, claims relating to or arising out of personal injury or death, and claims relating to or arising out of infringement of a third party’s Intellectual Property Rights, to the extent a Claim results from, relates to, or arises out of: (i) any action described in any Excluded Claim, including without limitation, any use or breach described therein, (ii) Customer’s failure to obtain and maintain Regulatory Approvals, (iii) Customer’s marketing, sale, and/or provision of services within Customer Use, and/or use of or putting into service the Supplied Products therefor, including without limitation, actions (or inactions) taken by individuals who receive results from Customer’s use of Supplied Product. Customer shall not be obligated to indemnify any of the Illumina Indemnitees to the extent any such Claim arises from or is caused by any willful misconduct or negligent act of Illumina.
d.    Conditions of Indemnification. The Parties’ indemnification obligations under this Section 11.1 are subject to the Party seeking indemnification (i) notifying the other, indemnifying Party promptly in writing of the claim, (ii) giving indemnifying Party exclusive control and authority over the defense of such claim, (iii) not admitting infringement of any Intellectual Property Right without prior written consent of the indemnifying Party, (iv) not entering into any settlement or compromise of any such action without the indemnifying Party’s prior written consent, and (v) providing all reasonable assistance to the indemnifying Party that the indemnifying Party requests and ensuring that its officers, directors, representatives and

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employees and other indemnitees likewise provide assistance (provided that indemnifying Party reimburses the indemnified Party(ies) for its/their reasonable out-of-pocket expenses incurred in providing such assistance). An indemnifying Party will not enter into or otherwise consent to an adverse judgment or order, or make any admission as to liability or fault that would adversely affect the indemnified party, or settle a dispute without the prior written consent of the indemnified Party, which consent not to be unreasonably withheld, conditioned, or delayed.
e.    Third-Party Goods. Notwithstanding anything in this Agreement to the contrary, Illumina shall have no indemnification obligations with respect to any goods or software originating from a third party, including without limitation, any such goods or software supplied to Customer under this Agreement. Third-party goods are those that are labeled or branded with a third-party’s name. Customer’s sole right to indemnification with respect to such third party goods or software shall be pursuant to the original manufacturer’s or original licensor’s indemnity, if any, to Customer, to the extent provided by the original manufacturer or original licensor.
11.2    Insurance.
a.    Customer shall obtain and maintain insurance coverage as follows: (i) a policy for liability (including professional and errors & omissions) in the amount of no less than [***] per occurrence, and (ii) separately a policy for commercial general liability (including product liability insurance) in the amount of no less than [***], in the case of each of (i) and (ii) to protect the Illumina Indemnitees under the indemnification provided hereunder. Illumina shall be an additional insured on Customer’s insurance policy or policies and, upon request, Illumina shall be provided appropriate certificates of insurance. Such policies shall provide a waiver of subrogation against Illumina as an additional insured and contain no cross-liability exclusion. Customer agrees that the Parties intend that Customer’s insurance coverage will be primary over any other potentially applicable insurance. Customer shall ensure that any umbrella or excess liability coverage shall not treat the naming of Illumina as an additional insured as a coverage change that voids or terminates such coverage. Customer will not cancel or amend the policies without [***] prior written notice to Illumina. Customer shall maintain such insurance at all times during the Term and for a period of [***] thereafter.
b.    Illumina shall obtain and maintain insurance coverage as follows: (i) a policy for liability (including professional and errors & omissions) in the amount of no less than [***] per occurrence, and (ii) separately a policy for commercial general liability (including product liability insurance) in the amount of no less than [***], in the case of each of (i) and (ii) to protect the Customer Indemnitees under the indemnification provided hereunder. Illumina will not cancel the policies without [***] prior written notice to Customer. Illumina will not amend the policies to have lesser coverage. Illumina shall maintain such insurance at all times during the Term and for a period of [***] thereafter.

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XII.	TERM AND TERMINATION
12.1    Term. This Agreement shall commence on the Effective Date and terminate three (3) years thereafter unless otherwise terminated early as provided hereunder or extended longer by the mutual agreement of the Parties. The period from the Effective Date to the date the Agreement terminates or expires is the “Term.”
12.2    Early Termination. Without limiting any other rights of termination expressly provided in this Agreement or under Law, this Agreement may be terminated early as follows:
a.    Breach of Provision. If a Party materially breaches this Agreement and fails to cure such breach within 30 days after receiving written notice of the breach from the other Party, the non-breaching Party shall have the right to terminate this Agreement with immediate effect by providing written notice of termination to the other Party. Notwithstanding the foregoing, and without limiting any other right or remedy of Illumina, breach by Customer of any term in Article III (Use Rights for Supplied Products) or Article IV (Intellectual Property), under this Agreement, gives Illumina the right to seek injunctive relief and/or to terminate this Agreement with immediate effect upon written notice.
b.    Bankruptcy and Insolvency. A Party may terminate this Agreement, effective immediately upon written notice, if the other Party becomes the subject of a voluntary or involuntary petition in bankruptcy, for winding up of that Party, or any proceeding relating to insolvency, receivership, administrative receivership, administration liquidation or company voluntary arrangement or scheme of arrangement with its creditors that is not dismissed or set aside within 60 days. In the event of any insolvency proceeding commenced by or against Customer, Illumina shall be entitled to cancel any Purchase Order then outstanding and not accept any further Purchase Order until bankruptcy or insolvency proceeding is resolved.
c.    Termination for Regulatory Standards. In the event that either Party is notified by a regulatory agency or government body, including without limitation the FDA or any foreign equivalent, or has a reasonable basis to believe, that its performance under this Agreement is illegal or violates any Law, then each Party has the right to terminate the part(s) of the Agreement negatively affected by such ruling, upon 10 days prior written notice to the other Party and Illumina has the right to cease supplying the affected Supplied Product.
12.3    Right to Cease Delivery. In addition to any other remedies available to Illumina under this Agreement or at Law, Illumina reserves the right to cease shipping Supplied Product to Customer immediately if Customer (a) uses the Supplied Product in any unauthorized or unpermitted manner, including without limitation, outside the scope of Customer Use (including the Intellectual Property Rights and field of use) expressly conferred to Customer in accordance with Section 3.1 (Authorized Uses of Supplied Products) of this Agreement, (b) fails to pay invoices when due, provided that Illumina shall work with Customer in good faith to address invoices that are not paid when due, so long as Customer has not purposefully withheld payment on any one invoice and has a good record of paying invoices when due, (c) breaches any term in Article III (Use Rights for Supplied Products) or Article IV (Intellectual Property), (d) breaches

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any Customer representation or warranty made hereunder or (e) provides notice to Illumina in accordance with Section 12.2(c).
12.4    Survival of Obligations. All definitions, all purchase commitments under open Purchase Orders, all payment obligations, Section 3.2 (Limitations on Customer Use; Excluded Activities), Article IV (Intellectual Property Rights), Sections 5.1 (Research Supplied Products), 5.2 (Regulatory Approvals), non-cancellation of Purchase Orders under Section 6.1 (Purchase Orders; Acceptance; Cancellation), title and risk of loss under Section 6.3 (Shipping Terms; Title and Risk of Loss; Ship Date Changes), 7.4 (Payment Instead of Taking TG Consumable), Articles VIII (Warranty), IX (Confidential Information), X (Limitations of Liability; Disclaimers; Representations ), XI (Indemnification; Insurance), Section 12.4 (Survival of Obligations), XIII (Additional Terms and Conditions) shall survive termination or expiration of this Agreement. With respect to Use Rights in Section 3.1, Customer has the right to use the units of Consumables supplied under this Agreement with Hardware and Existing Hardware until the expiration date of those Consumables. Termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation that accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation.

XIII.	ADDITIONAL TERMS AND CONDITIONS
13.1    Governing Law; Jurisdiction. This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation shall be governed and construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws. The Parties agree that the United Nations Convention on Contracts for the International Sale of goods shall not apply to this Agreement, including any terms in Documentation. In Illumina’s sole discretion, any dispute, claim or controversy arising out of or relating to the breach, termination, enforcement, interpretation or validity of these terms and conditions, shall be determined by confidential binding arbitration conducted in the English language to be held in San Mateo, California before one arbitrator who has at least 10 years of experience in handling disputes similar to the dispute to be arbitrated hereunder and administered by JAMS pursuant to the JAMS Comprehensive Arbitration Rules. In all cases of arbitration hereunder each Party shall bear its own costs and expenses and an equal share of the arbitrator’s and administrator’s fees of arbitration; neither Party nor an arbitrator may disclose the existence, content, or results of any arbitration without the prior written consent of both Parties, unless required by law; the decision of the arbitrator shall be final and binding on the Parties, provided that, the arbitrator shall not have the authority to alter any explicit provision of these terms and conditions; judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude the Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. Notwithstanding anything herein to the contrary, any claims or causes of action involving infringement, validity, or enforceability of a Party or its Affiliate’s Intellectual Property rights are not subject to this arbitration clause.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.2    Illumina Affiliates; Rights of Third Parties. Customer agrees that Illumina may delegate or subcontract any or all of its rights and obligations under this Agreement to one or more of its Affiliates. Illumina invoices and other documentation may come from an Illumina Affiliate and Customer shall honor those just as if they came directly from Illumina. There are no third party beneficiaries to this Agreement. The Parties to this Agreement may rescind or terminate this Agreement or vary any of its terms in accordance with their rights under this Agreement and by law, without the consent of any third party.
13.3    Legal Compliance. Nothing in this Agreement is intended, or should be interpreted, to prevent either Party from complying with, or to require a Party to violate, any and all applicable Laws. Should either Party reasonably conclude that any portion of this Agreement is or may be in violation of a change in a Law made after the Effective Date, or if any such change or proposed change would materially alter the amount or method of compensating Illumina for Supplied Products purchased by, or services performed for, Customer, or would materially increase the cost of Illumina’s performance hereunder, the Parties agree to negotiate in good faith written notifications to this Agreement as may be necessary to establish compliance with such changes and/or to reflect applicable changes in compensation necessitated by such legal changes, with any mutually agreed upon modifications added to this Agreement by written amendment.
13.4    Severability; No Waiver; Rights and Remedies. If any provision or subsection of this Agreement is held invalid, illegal or unenforceable, it shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. The failure or delay of either Party to exercise any right or remedy provided herein or to require any performance of any term of this Agreement shall not be construed as a waiver, and no single or partial exercise of any right or remedy provided herein, or the waiver by either Party of any breach of this Agreement shall not prevent a subsequent exercise or enforcement of, or be deemed a waiver of any subsequent breach of, the same or any other term of this Agreement. Except as expressly provided in this Agreement, the rights and remedies of each Party under this Agreement are cumulative and not exclusive of any rights or remedies provided by Law.
13.5    Assignment. Customer shall not assign or transfer this Agreement or any rights or obligations under this Agreement, without the prior written consent of Illumina, such consent not to be unreasonably conditioned, withheld or delayed. Illumina may assign this Agreement to an Affiliate that is capable of fulfilling Illumina’s obligations under this Agreement.
13.6    Export. Customer agrees that the Supplied Products, or any related technology provided under this Agreement, may be subject to restrictions and controls imposed by the United States Export Administration Act and the regulations thereunder (or the regulations and laws of another country). Notwithstanding anything to the contrary in this Agreement, Customer agrees not to export or re-export the Supplied Products, or any related technology into any country in violation of such controls or any other laws, rules or regulations of any country, state or jurisdiction.
13.7    Notices. All notices required or permitted under this Agreement shall be in writing, in English, and shall be deemed received only when (a) delivered personally; (b) 5 days after

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

having been sent by registered or certified mail, return receipt requested, postage prepaid (or 10 days for international mail); or (c) 1 day after deposit with a commercial express courier specifying next day delivery or, for international courier packages, 2 days after deposit with a commercial express courier specifying 2-day delivery, with written verification of receipt. All notices shall be sent to the following or any other address designated by a Party using the procedures set forth in this Sub-Section:

If to Illumina:	If to Customer:

Illumina, Inc. 5200 Illumina Way San Diego, CA 92122 Attn: [***] [***]	Guardant Health, Inc. 2686 Middlefield Road, Suite E Redwood City, CA 94063 Attn: Chief Executive Officer

With a copy to: General Counsel

Illumina, Inc. 5200 Illumina Way San Diego, CA 92122 Attn: General Counsel	With a copy to: Legal Department (at same address)
13.8    Force Majeure. Neither Party shall be in breach of this Agreement nor liable for any failure to perform or delay in the performance of this Agreement attributable in whole or in part to any cause beyond its reasonable control, including but not limited to acts of God, fire, flood, tornado, earthquake, hurricane, lightning, any action taken by government or a regulatory authority, actual or threatened acts of war, terrorism, civil disturbance or insurrection, sabotage, labor shortages or disputes, transportation difficulties, interruption or failure of any utility service, raw materials or equipment, or the other Party’s fault or negligence (each an event of “Force Majeure”). In the event of any such delay the delivery date for performance shall be deferred for a period equal to the time lost by reason of the delay. Notwithstanding anything in this Agreement to the contrary, Customer’s payment obligations are not affected by this provision except to the extent the Force Majeure affects financial institutions and, as a result, the financial institutions cannot complete the transaction necessary for Customer to satisfy its payment obligations.
13.9    Entire Agreement; Amendment; Waiver. This Agreement represents the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior discussions, communications agreements, and understandings of any kind and nature between the Parties. The Parties acknowledge and agree that by entering into this Agreement, they do not rely on any statement, representation, assurance or warranty of any person or entity other than as expressly set out in the Agreement. Each Party agrees that it shall have no right or remedy (other than for breach of contract) in respect of any statement, representation, assurance or warranty

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(whether made negligently or innocently) other than as expressly set out in this Agreement. Nothing in this Section shall exclude or limit liability for fraud. No amendment to this Agreement will be effective unless in writing and signed by both Parties. No waiver of any right condition, or breach of this Agreement will be effective unless in writing and signed by the Party who has the right to waive the right, condition or breach and delivered to the other Party.
13.10    Relationship of the Parties. The Parties are independent contractors under this Agreement and nothing contained in this Agreement should be construed as creating a partnership, joint venture or agency relationship between the Parties or, as granting either Party the authority to bind or contract any obligation in the name of the other Party, or to make any statements, representations, warranties or commitments on behalf of the other Party.
13.11    Publicity; Use of Names or Trademarks. Each Party shall obtain prior written consent of the other Party on all press releases or other public announcements relating to this Agreement, including its existence or its terms, provided that a Party is not required to obtain prior written consent of the other Party for press releases or public disclosures that repeat information that has been previously publicly disclosed. Notwithstanding any of the foregoing, if required by Law, including without limitation by the U.S. Securities and Exchange Commission or any stock exchange or Nasdaq, then a Party may issue a press release or other public, announcement regarding this Agreement, provided that the other Party has received prior written notice of such intended press release or public announcement and an opportunity to seek a protective order if practicable under the circumstances, and the Party subject to the requirement cooperates with the other Party to limit the disclosure and includes in such press release or public announcement only such information relating to this Agreement as in required by such Law to be publicly disclosed. The Parties will make all reasonable attempts to diligently and in good faith work together to redact this Agreement to a mutually acceptable extent in the event this Agreement is required by applicable Law to be made public (e.g., SEC filing). Neither Party shall use the name or trademarks of the other Party without the express prior written consent of the other Party.
13.12    Headings; Interpretation; Miscellaneous. Sections, titles and headings in this Agreement are for convenience only and are not intended to affect the meaning or interpretation hereof. This Agreement has been negotiated in the English language and only the English language version shall control. Any translation of this Agreement into a non-English language is for convenience only. Whenever required by the context, the singular term shall include the plural, the plural term shall include the singular, and the gender of any pronoun shall include all genders. As used in this Agreement except as the context may otherwise require, the words “include”, “includes”, “including”, and “such as” are deemed to be followed by “without limitation”, whether or not they are in fact followed by such words or words of like import, and “will” and “shall” are used synonymously. Except as expressly stated, any reference to “days” shall be to calendar days, and “business day” shall mean all days other than Saturdays, Sundays or a national or local holiday recognized in the United States, and any reference to “calendar month” shall be to the month and not a 30 day period, and any reference to “calendar quarter” shall mean the first 3 calendar months of the year, the 4-6th calendar months of the year, the 7‑9th calendar months of the year, and the last 3 calendar months of the year. Whenever the last day for

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the exercise of any privilege or the discharge of any duty hereunder shall fall on, or any notice is deemed to be given on a Saturday, Sunday, or national holiday, the Party having such privilege or duty shall have until 5:00 pm PST on the next succeeding business day to exercise such privilege or to discharge such duty or the Party giving notice shall be deemed to have given notice on the next succeeding business day. It is further agreed that no usage of trade, course of performance, or other regular practice between the Parties hereto shall be used to interpret or alter the terms and conditions of this Agreement, including without limitation, the scope of use rights for each unit of Supplied Product supplied under this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any particular Party, irrespective of which Party may be deemed to have authored the ambiguous provision. Unless expressly stated otherwise in this Agreement, notification of changes to any Supplied Product, including but not limited to Consumables, Hardware, and Software is not provided. Nothing in this Agreement prevents or restricts Illumina from manufacturing, offering and selling Supplied Products to any party third party or Affiliate for any use, or prevents or restricts Illumina and its Affiliates from using the Supplied Products for any use, even if any such use is competitive with Customer. Illumina is constantly innovating and developing new products or new versions of products. Accordingly, Illumina makes no guarantee that the specific products described in or referenced in this Agreement will be manufactured throughout the Term or for any specific period of time.
13.13    Counterparts. This Agreement may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.
13.14    Further Assurance; Costs. Except as expressly provided in this Agreement, each Party shall pay its own costs incurred in connection with the negotiation, preparation, and execution of this Agreement any documents referred to in it.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

Guardant Health, Inc.:		Illumina, Inc.:
By:	/s/ Michael Wiley	By:	/s/ Charles M. Moehle
Name:	Michael Wiley	Name:	Charles M. Moehle
Title:	CFO	Title:	VP Licensing + Bus Dev
Date:	8/8/14	Date:	15 Sep 2014

Signature Page for Supply Agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A – PART 1 OF 2 – HARDWARE [***]
The following tables list the Hardware subject to purchase under this Agreement and the [***].

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Service Contracts
The above Hardware [***] include a [***]. [***] can be upgraded for the difference between [***] and [***].

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Illumina Qualification Services
Installation Qualification (IQ), Operational Qualification (OQ) and Instrument Performance Verification (IPV) are available upon Customer’s request at any time during the term of the Agreement. [***] for such services, as of the Effective Date, are set forth in the table below.
The descriptions of these services are as follows:

•	Installation Qualification: documentation that facilities in which the Hardware has been installed are in accordance with requirements and safety regulations of the original manufacturer.

•	Operational Qualification: evaluates the correct functionality of the equipment under test by examining and quantifying the specifications after installation.

•	Instrument Performance Verification: ensures the accuracy of the Hardware after a major service event or replacement of specific modules.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A – PART 2 OF 2 – CONSUMABLES [***]
The following tables list the Consumables subject to purchase under this Agreement and the [***].
TG CONSUMABLES [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
NON-TG CONSUMABLES [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
First Quote. Illumina will provide Customer a quotation referencing this Agreement and specifying [***] for each Consumable through the [***] (the “First Quote”). The First Quote and [***] found therein expires on the [***], and sets forth [***] that will be used on all Purchase Orders that are provided by Customer prior to the end of such period. The Purchase Orders placed against the First Quote must reference the First Quote and this Agreement to be valid. The First Quote shall include a [***] of TG Consumables ordered on Purchase Orders placed against the First Quote, but only on such purchases of TG Consumables made at the same time as, and after, Customer purchases a [***]. The [***], as applicable expires on the [***] and its continuance for the next [***] quote is subject to review.
[***] Quotes and Purchase Orders for Consumables. No later than [***] of this Agreement, Illumina will issue a quotation referencing this Agreement and specifying [***] for each Consumable (the “[***] Quote”). Each [***] Quote and [***] found therein expires on [***] sets forth [***] that will be used on all Purchase Orders that are provided by Customer prior to the end of such [***]. The Purchase Orders placed against each [***] Quote must reference the [***] Quote and this Agreement to be valid.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Illumina®
QUOTATION FOR SUPPLY OF GENETIC ANALYSIS PRODUCTS
Prepared by:
Illumina, Inc.
5200 Illumina Way
San Diego, CA 92122, USA
Hereinafter referred to as “Illumina”
Prepared for:
Guardant Health, Inc.
Hereinafter referred to as “Guardant Health, Inc.” or “Customer”

Quotation Number:	[***]
Quotation Date:	August 12, 2014
Revision Date:	September 12, 2014
Expiration Date:	March 31, 2015
Prepared By:	[***]
Phone Number:	[***]
Email:	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I.	CUSTOMER INFORMATION

Company or Institution Name:	Guardant Health, Inc.
Address:	Redwood City, CA

II.	PRODUCT & [***] INFORMATION
Illumina is pleased to offer Customer the following [***] products families listed below (excludes [***] consumables, software, hardware or new instrument purchases) in accordance with the TG Supply Agreement executed between Illumina and Customer. For [***] to apply, Customer must agree to the following:

•	This Master Quote, which can be used for multiple purchases, will only be valid until 5:00pm on the expiration date listed on page 1.

•	All Customer purchase orders received by Illumina [***] must be in USD and make specific reference to this Quotation.

•	[***] as during the active price period, Illumina shall at its sole discretion, adjust [***] for future products or for any, [***] to the current products offered on this Quotation.

•	[***] terms of this offer are kept confidential except as needed to execute the purchase.

•	[***] for consumables applies only to the product families specified in table herein.

•
Customer shall remain responsible for all shipping and freight charges for the products ordered hereto. Goods shall be delivered FOB DESTINATION PRE-PAID BY ILLUMINA AND CHARGED BACK TO CUSTOMER. Customer understands that estimated shipping and freight charges listed on this quotation may differ from actual charges. Customer agrees to pay for all actual shipping/freight expenses upon invoice.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Customer:		Illumina:
By:	/s/ Michael Wiley	By:	/s/ Mark Van Oene
Name:	Michael Wiley	Name:	Mark Van Oene
Title:	CEO	Title:	VP & GM America Commercial Operations
Date:	9/16/14	Date:	09/16/14

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Terms and Conditions of Sale – Customer T6 Supply Agreement

This quote is subject to the terms and conditions contained within the Supply Agreement
executed between Illumina and Customer, executed on	09/16/2014	.
(MMMM DD, YYYY)
(ATTACH EXHIBIT A – [***] PER THE SUPPLY AGREEMENT

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.